INCOME TAXES	6 Months Ended
Jun. 30, 2011
Income Taxes [Abstract]
INCOME TAXES

  INCOME TAXES

Income taxes for the interim periods ended June 30, 2011 and 2010 were computed using an estimated annual effective tax rate. This rate is revised, if necessary, at the end of each successive interim period to reflect the current estimate of the annual effective tax rate. The tax expense for the six months ended June 30, 2010 reflected a $148 million benefit primarily related to the release of state deferred taxes due to the conversion of ACMC, Inc. from a corporation to a limited liability company.

The IRS completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report on August 10, 2011. The Company expects to appeal certain issues to the Appeals Division of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months due to the conclusion of these IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.